Prospectus Supplement

John Hancock Funds II (the Trust)

Floating Rate Income Fund (the fund)

Supplement dated June 21, 2018 to the current Summary Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Summary Prospectus.

At an in-person meeting held on June 19-21, 2018, the Trust’s Board of Trustees approved the hiring and appointment of BCSF Advisors, LP (Bain Capital Credit), a subsidiary of Bain Capital Credit, LP, to replace Western Asset Management Company (Western Asset) as subadvisor to the fund effective on or about the close of business on August 15, 2018 (the Effective Date).

In connection with the appointment of Bain Capital Credit as subadvisor to the fund along with other changes, the Summary Prospectus is hereby amended as of the Effective Date as follows:

1.	All references to Western Asset, its affiliate Western Asset Management Company Limited, and Western Asset’s portfolio managers are hereby deleted.
2.	The Annual fund operating expenses table and the Expense example table under “Fees and expenses” are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	B	C	I	R6
Management fee[1]	0.66	0.66	0.66	0.66	0.66
Distribution and service (Rule 12b-1) fees	0.25[2]	1.00	1.00	0.00	0.00
Other expenses[3]	0.18	0.18	0.18	0.17	0.07
Acquired fund fees and expenses[4]	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[5]	1.10	1.85	1.85	0.84	0.74

1 “Management fee” has been restated to reflect the contractual management fee schedule effective August 15, 2018.

2 “Distribution and service (Rule 12b-1) fees” have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2017.

3 “Other expenses” shown exclude certain one-time extraordinary expenses incurred in the prior fiscal year equivalent to 0.01%.

4 “Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.

5 The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include

“Acquired fund fees and expenses.”

Expenses ($)	A	B		C		I	R6
Shares		Sold	Not Sold	Sold	Not Sold
1 year	359	688	188	288	188	86	76
3 years	591	882	582	582	582	268	237
5 years	841	1,201	1,001	1,001	1,001	466	411
10 years	1,557	1,973	1,973	2,169	2,169	1,037	918

3.	The following disclosure is added following the first paragraph under the heading “A note on performance”:

Prior to August 15, 2018, the fund was managed by a different subadvisor and thus, the performance presented prior to August 15, 2018 should not be attributed to the current subadvisor, BCSF Advisors, LP (Bain Capital Credit). The fund’s performance shown below might have differed materially had Bain Capital Credit managed the fund prior to August 15, 2018.

4.	In the “Average annual total returns” table under the heading “Past performance” the returns of the S&P/LSTA Leveraged Loan Index are added as stated below.
Average annual total returns (%)—as of 12/31/16	1 year	5 year	Since inception (01/02/08)
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)*	10.16	5.11	4.93

* Prior to August 15, 2018, the fund’s primary benchmark was the S&P/LSTA Performing Loan Index. Effective August 15, 2018, the fund’s primary benchmark index is the S&P/LSTA Leveraged Loan Index. The S&P/LSTA Leveraged Loan Index is better aligned with the fund’s investment strategy.

5.	The information regarding the subadvisor under the heading “Investment management” is revised and restated in its entirety as follows:

Subadvisor BCSF Advisors, LP

6.	The information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Jonathan DeSimone	Andrew Carlino	Kim Harris
Managing Director and Portfolio Manager	Managing Director and Portfolio Manager	Managing Director and Portfolio Manager
Managed the fund since 2018	Managed the fund since 2018	Managed the fund since 2018

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.